UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03031

Morgan Stanley Tax-Free Daily Income Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Kevin Klingert 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2010

Date of reporting period:	December 31, 2010

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Tax-Free Daily Income Trust performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended December 31, 2010

Market Conditions

State and local government tax revenues began to climb in early 2010, though they remained below pre-recession levels. The pace of revenue growth accelerated in the second half of the period, as state and local government tax receipts in the third quarter grew at the fastest annual rate since 2007 as property taxes continue to rise in spite of the ongoing housing slump. Employment data for the third quarter of 2010 showed some improvement after eight consecutive quarterly year-over-year declines. Revenues improved across overall state tax collection as well as personal income and sales tax receipts. Municipal governments collected $284.3 billion in tax revenue in the third quarter, according to the Census Bureau, an increase of 5.2 percent from the third quarter last year. In terms of dollars, California and New York reported the largest increases in personal income tax collections in the third quarter of 2010, with revenue collections rising by $610 million and $315 million, respectively. However, revenue collections remained significantly below peak levels and are still weak in a number of states.

The municipal bond market encountered strong headwinds in the final months of the period. Long-term municipal bonds came under pressure as retail investors began withdrawing cash from long bond funds in November and December after 22 months of uninterrupted net inflows. Other factors conspiring to drive investors out of municipal bond funds included the extension of the Bush tax cuts (including lower tax rates on capital gains and dividends) and the expiration of the Build America Bond program. Tax-exempt money funds were beneficiaries, and saw inflows during December as investors shifted their investments from longer duration funds into money market investments in the face of stronger economic growth and rising interest rates.

Performance Analysis

As of December 31, 2010, Morgan Stanley Tax-Free Daily Income Trust had net assets of approximately $238 million and an average portfolio maturity of 25 days. For the 12-month period ended December 31, 2010, the Fund provided a total return of 0.01 percent. For the seven-day period ended December 31, 2010, the Fund provided an effective annualized yield of 0.01 percent (subsidized) and –0.40% percent (non-subsidized) and a current yield of 0.01 percent (subsidized) and –0.40% percent (non-subsidized), while its 30-day moving average yield for December was 0.01 percent (subsidized) and –0.43% percent (non-subsidized). Yield quotations more closely reflect the current earnings of the Fund. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Despite improved market liquidity and strong demand for bonds, it is clearly a time for careful diligence and diversification of investment portfolios. Protecting the safety and liquidity of the Fund's assets remains our first priority. In the recent uncertain markets, our emphasis has been on managing exposure to institutions under stress. At month-end, the Fund's weighted average maturity (WAM) was 25 days.

With economic data showing signs of continued weakness until mid-2011 or later, many investors are likely to tread cautiously. Barring any unexpected shocks to the market, rates are likely to remain low through 2011 in our view. During this period of ongoing uncertainty, we continue to maintain a watchful eye on state and local economies.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 12/31/10
Variable Rate Municipal Obligations	91.1%
Tax-Exempt Commercial Paper	6.1
Municipal Notes and Bonds	2.8
MATURITY SCHEDULE as of 12/31/10
1 - 30 Days	88.6%
31 - 60 Days	3.0
61 - 90 Days	0.4
91 - 120 Days	0.8
121 + Days	7.2

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition and maturity schedule are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will invest in high quality, short-term securities that are normally municipal obligations that pay interest exempt from federal income taxes. The Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including advisory fees; distribution and shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/10 – 12/31/10.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/10	12/31/10	07/01/10 – 12/31/10
Actual (0.01% return)	$1,000.00	$1,000.10	$1.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.84	$1.38

  @  Expenses are equal to the Fund's annualized expense ratio of 0.27% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratio would have been 0.73%.

Morgan Stanley Tax-Free Daily Income Trust

Portfolio of Investments  ■  December 31, 2010

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE (a)	DEMAND DATE (b)	VALUE
	Tax-Exempt Short-Term Variable Rate Municipal Obligations (90.8%)
	Alaska
$1,000	Alaska Housing Finance Corp., Home Mortgage Ser 2009 A	0.32%	01/07/11	$1,000,000
	Arizona
1,000	Arizona Health Facilities Authority, Banner Health Ser 2008 D ROCs II-R Ser 11687	0.42	01/07/11	1,000,000
	California
3,000	California Statewide Communities Development Authority, Gas Supply Sacramento Municipal Utility District Ser 2010	0.34	01/07/11	3,000,000
3,000	RBC Municipal Products Inc Trust, Contra Costa Transportation Authority Sales Tax Ser 2010 Floater Certificates Ser E-17	0.34	01/07/11	3,000,000
	Colorado
	City of Colorado Springs,
2,255	Utilities System Sub Lien Ser 2005 A	0.38	01/07/11	2,255,000
2,990	Utilities System Sub Lien Ser 2009 C	0.32	01/07/11	2,990,000
3,600	Westminster Economic Development Authority, Tax Increment Mandalay Gardens Urban Renewal Ser 2009	0.40	01/07/11	3,600,000
	Delaware
2,425	Delaware State Economic Development Authority, Archmere Academy Inc Ser 2006	0.33	01/07/11	2,425,000
	Florida
	City of Gainesville,
3,195	Utilities System 2007 Ser A	0.30	01/07/11	3,195,000
3,000	Utilities System 2008 Ser B	0.33	01/07/11	3,000,000
1,000	Florida State Board of Education, Capital Outlay Ser 2005 G ROCs II-R Ser 12017	0.33	01/07/11	1,000,000
	Highlands County Health Facilities Authority,
3,300	Adventist Health System/Sunbelt Obligated Group Ser 2003 C	0.29	01/07/11	3,300,000
1,000	Adventist Health System/Sunbelt Obligated Group Ser 2005 I	0.29	01/07/11	1,000,000
1,000	Adventist Health System/Sunbelt Obligated Group Ser 2005 I	0.31	01/07/11	1,000,000
1,000	Adventist Health System/Sunbelt Obligated Group Ser 2006 B-2	0.29	01/07/11	1,000,000
3,000	Adventist Health System/Sunbelt Obligated Group Ser 2007 A-2	0.29	01/07/11	3,000,000
1,840	Adventist Health System/Sunbelt Obligated Group Ser 2009 B	0.32	01/07/11	1,840,000
1,500	Adventist Health System/Sunbelt Obligated Group Ser 2009 D	0.32	01/07/11	1,500,000
1,500	Palm Beach County Solid Waste Authority, Improvement Ser 2010	1.00	01/12/12	1,508,995
1,000	Pinellas County Health Facilities Authority, Baycare Health System Ser 2009 A-2	0.33	01/07/11	1,000,000
	Georgia
1,000	Main Street Natural Gas Inc, Gas Ser 2010 A	0.34	01/07/11	1,000,000

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Portfolio of Investments  ■  December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE (a)	DEMAND DATE (b)	VALUE
	Illinois
$1,600	County of Cook, Ser 2002 B	0.34%	01/07/11	$1,600,000
	Indiana
	Indiana Finance Authority,
3,560	Sisters of St Francis Health Services Inc Ser 2008 I	0.28	01/07/11	3,560,000
2,995	Trinity Health Ser 2008 D-1	0.28	01/07/11	2,995,000
4,850	Trinity Health Ser 2008 D-2	0.28	01/07/11	4,850,000
	Iowa
2,000	Iowa Higher Education Loan Authority, Grinnell College Ser 2008	0.32	01/07/11	2,000,000
	Maryland
1,000	Maryland Economic Development Corp., Howard Hughes Medical Institute Ser 2008 A	0.27	01/07/11	1,000,000
	Massachusetts
555	Massachusetts Bay Transportation Authority, Senior Sales Tax Window Ser 2010 A	0.43	07/31/11	555,000
	Massachusetts Health & Educational Facilities Authority,
1,000	Harvard University Ser 2005 C ROCs II-R Ser 10390	0.34	01/07/11	1,000,000
2,000	Partners HealthCare System Inc 2003 Ser D-2	0.29	01/07/11	2,000,000
6,600	Massachusetts Water Resources Authority, Gen Ser 2008 F	0.28	01/07/11	6,600,000
	Michigan
5,000	Michigan State Hospital Finance Authority, Ascension Health Senior Credit Group Ser 2010 F-2	0.32	01/07/11	5,000,000
	University of Michigan,
4,800	General Ser 2008 A	0.26	01/03/11	4,800,000
1,000	General Ser 2008 B	0.28	01/07/11	1,000,000
	Missouri
1,940	Cape Girardeau County Industrial Development Authority, St Francis Medical Center Ser 2009 B	0.33	01/07/11	1,940,000
	Missouri State Health & Educational Facilities Authority,
1,900	BJC Health System Ser 2008 B	0.30	01/07/11	1,900,000
2,800	BJC Health System Ser 2008 E	0.31	01/07/11	2,800,000
3,000	Sisters of Mercy Health System Ser 2008 D	0.30	01/07/11	3,000,000
2,400	Sisters of Mercy Health System Ser 2008 E	0.30	01/07/11	2,400,000
	Nebraska
7,005	Central Plains Energy Project, Gas Project No 2 Ser 2009	0.34	01/07/11	7,005,000

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Portfolio of Investments  ■  December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE (a)	DEMAND DATE (b)	VALUE
	New Mexico
	New Mexico Finance Authority,
$7,790	Sub Lien Ser 2008 Subser B-1	0.30%	01/07/11	$7,790,000
4,500	Sub Lien Ser 2008 Subser B-2	0.35	01/07/11	4,500,000
1,380	New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services Ser 2008	0.32	01/07/11	1,380,000
3,000	New Mexico Municipal Energy Acquisition Authority, Gas Supply Ser 2009	0.34	01/07/11	3,000,000
	New York
4,000	Austin Trust, New York City Municipal Water Finance Authority Fiscal 2005 Ser B Custody Receipts Ser 2008-1199 (AGM Insd)	0.40	01/07/11	4,000,000
3,000	City of New York, Fiscal 2008 Subser L-6	0.23	01/03/11	3,000,000
1,000	JP Morgan Chase & Co., New York City Municipal Water Finance Authority Ser 2009 EE PUTTERs Ser 3587	0.34	01/07/11	1,000,000
3,500	New York City Municipal Water Finance Authority, Second General Fiscal 2010 Ser CC	0.25	01/07/11	3,500,000
	New York Liberty Development Corporation,
2,000	Recovery Zone 3 World Trade Center Ser 2010 A-1	0.42	01/19/12	2,000,000
5,000	World Trade Center Ser 2009 A-2	0.32	05/05/11	5,000,000
	North Carolina
1,000	Austin Trust, Charlotte-Mecklenburg Hospital Authority Carolinas Healthcare Ser 2008 A Custody Receipts Ser 2008-1149	0.41	01/07/11	1,000,000
	North Carolina Medical Care Commission,
1,750	FirstHealth of the Carolinas Ser 2008 A	0.31	01/07/11	1,750,000
1,000	Novant Health Obligated Group Ser 2004 A	0.33	01/07/11	1,000,000
3,000	Novant Health Obligated Group Ser 2006 Eagle #20070065 Class A (BHAC Insd)	0.35	01/07/11	3,000,000
1,965	Novant Health Ser 2008 B	0.30	01/07/11	1,965,000
3,450	Piedmont Triad Airport Authority, Ser 2008 A	0.42	01/07/11	3,450,000
	Ohio
1,950	City of Columbus, Sewer Ser 2008 B	0.29	01/07/11	1,950,000
	State of Ohio,
2,300	Common Schools Ser 2005 B	0.30	01/07/11	2,300,000
1,800	Common Schools Ser 2006 B	0.30	01/07/11	1,800,000
	Oregon
	Oregon State Facilities Authority,
2,375	PeaceHealth Ser 2008 A	0.28	01/07/11	2,375,000
2,900	PeaceHealth Ser 2008 C	0.30	01/07/11	2,900,000

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Portfolio of Investments  ■  December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE (a)	DEMAND DATE (b)	VALUE
	Pennsylvania
$4,285	Derry Township Industrial & Commercial Development Authority, Hotel Tax Arena Ser 2000 A	0.33%	01/07/11	$4,285,000
1,000	RBC Municipal Products Inc Trust, Berks County Municipal Authority Reading Hospital & Medical Center Ser 2008 Floater Certificates Ser C-13	0.34	01/07/11	1,000,000
1,130	Southcentral Pennsylvania General Authority, WellSpan Health Series 2008 A ROCs II-R Ser 11686	0.35	01/07/11	1,130,000
	South Carolina
2,200	City of Columbia, Waterworks & Sewer System Ser 2009	0.38	01/03/11	2,200,000
	South Carolina Jobs-Economic Development Authority,
1,000	AnMed Health Ser 2009 A	0.31	01/07/11	1,000,000
1,000	AnMed Health Ser 2009 C	0.31	01/07/11	1,000,000
2,555	Goodwill Industries Ser 2006	0.35	01/07/11	2,555,000
	Texas
3,800	Austin Trust, Tarrant County Cultural Education Facilities Finance Corp Texas Health Resources Ser 2007 A Custody Receipts Ser 2007-1031	0.41	01/07/11	3,800,000
4,500	Dallas Area Rapid Transit, Sales Tax Ser 2008 ROCs II-R Ser 11541	0.34	01/07/11	4,500,000
3,555	Harris County Cultural Education Facilities Finance Corporation, Methodist Hospital System Ser 2008 C-1	0.27	01/03/11	3,555,000
2,500	Harris County Health Facilities Development Corporation, Methodist Hospital System Ser 2008 A-2	0.27	01/03/11	2,500,000
1,000	Harris County Hospital District, Senior Lien Ser 2010	0.34	01/07/11	1,000,000
1,600	Harris County Industrial Development Corporation, Baytank Inc Ser 1998	0.30	01/07/11	1,600,000
3,000	JP Morgan Chase & Co., Texas Ser 2010 TRANs PUTTERs Ser 3813	0.32	01/07/11	3,000,000
1,000	RBC Municipal Products Inc Trust, Houston Combined Utility System First Lien Ser 2010 B Floater Certificates Ser E-14	0.34	01/07/11	1,000,000
	University of Texas System,
2,900	Financing System Ser 2007 B	0.24	01/07/11	2,900,000
1,330	Permanent University Fund Ser 2008 A	0.24	01/07/11	1,330,000
	Utah
1,565	Utah Water Finance Agency, Ser 2008 B	0.33	01/07/11	1,565,000
	Virginia
	Fairfax County Industrial Development Authority,
1,900	Inova Health System Foundation Ser 1988 B	0.32	01/07/11	1,900,000
500	Inova Health System Window Ser 2020 A-1	0.46	07/31/11	500,000
1,000	JP Morgan Chase & Co., Fairfax County Industrial Development Authority Inova Health System Foundation Ser 2009 A PUTTERs Ser 3590	0.34	01/07/11	1,000,000

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Portfolio of Investments  ■  December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE (a)	DEMAND DATE (b)	VALUE
	Norfolk Economic Development Authority,
$205	Sentara Healthcare Window Ser 2010 B	0.46%	07/31/11	$205,000
250	Sentara Healthcare Window Ser 2010 C	0.46	07/31/11	250,000
	Washington
1,000	Barclays Capital Municipal Trust Receipts, King County Limited Tax Ser 2009 Floater-TRs Ser 2009 1W (AGC Insd)	0.35	01/07/11	1,000,000
3,170	County of King, Limited Tax Sewer Ser 2010 A	0.31	01/07/11	3,170,000
4,800	Energy Northwest, Project 1 Ser 2003 A PUTTERs Ser 2965	0.34	01/07/11	4,800,000
	Wisconsin
1,000	Barclays Capital Municipal Trust Receipts, Wisconsin Health & Educational Facilities Authority Children's Hospital of Wisconsin Ser 2008 B Floater-TRs Ser 15W	0.35	01/07/11	1,000,000
1,090	City of Rhinelander, YMCA of the Northwoods Ser 2006	0.44	01/07/11	1,090,000
995	Milwaukee Redevelopment Authority, University of Wisconsin-Milwaukee-Kenilworth Ser 2005	0.34	01/07/11	995,000
3,100	Wisconsin Health & Educational Facilities Authority, Concordia University Inc Ser 2009	0.34	01/07/11	3,100,000
	Total Tax-Exempt Short-Term Variable Rate Municipal Obligations (Cost $216,208,995)			216,208,995

		COUPON RATE	MATURITY DATE	YIELD TO MATURITY ON DATE OF PURCHASE
	Tax-Exempt Commercial Paper (6.1%)
	Maryland
1,000	County of Baltimore, Consolidated Public Improvement Ser 2008 BANs	0.30%	01/31/11	0.30%	1,000,000
3,000	County of Montgomery, 2010 Ser B BANs	0.33	02/11/11	0.33	3,000,000
	Minnesota
1,000	Rochester, Health Care Facilities Mayo Foundation Ser 2000 B	0.34	03/22/11	0.34	1,000,000
	Nebraska
2,000	City of Lincoln, Lincoln Electric System Ser 1995	0.31	01/28/11	0.31	2,000,000
2,000	Nebraska Public Power District, Ser A Notes	0.31	01/28/11	0.31	2,000,000

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Portfolio of Investments  ■  December 31, 2010 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	YIELD TO MATURITY ON DATE OF PURCHASE	VALUE
	Texas
	Harris County Cultural Education Facilities Finance Corporation,
$500	Methodist Hospital System Ser 2009 C-1	0.35%	06/15/11	0.35%	$500,000
2,000	Methodist Hospital System Ser 2009 C-1	0.37	04/07/11	0.37	2,000,000
3,000	Texas Municipal Power Agency, Ser 2005 A	0.35	02/04/11	0.35	3,000,000
	Total Tax-Exempt Commercial Paper (Cost $14,500,000)				14,500,000
	Short-Term Municipal Notes and Bonds (2.8%)
	Georgia
500	Georgia Municipal Gas Authority, Gas Portfolio III 2010 Ser I, dtd 05/17/10	2.00	05/17/11	0.65	502,499
	Michigan
1,000	State of Michigan, Fiscal 2011 Ser A, dtd 11/04/10	2.00	09/30/11	0.43	1,011,671
	Texas
5,000	State of Texas, Ser 2010 TRANs, dtd 08/31/10	2.00	08/31/11	0.37	5,053,815
	Total Short-Term Municipal Notes and Bonds (Cost $6,567,985)				6,567,985
	Total Investments (Cost $237,276,980) (c)			99.7%	237,276,980
	Other Assets in Excess of Liabilities			0.3	695,552
	Net Assets			100.0%	$237,972,532

  BANs  Bond Anticipation Notes.

  PUTTERs  Puttable Tax-Exempt Receipts.

  ROCs  Reset Option Certificates.

  TRANs  Tax Revenue Anticipation Notes.

  (a)  Rate shown is the rate in effect at December 31, 2010.

  (b)  Date on which the principal amount can be recovered through demand.

  (c)  Cost is the same for federal income tax purposes.

Bond Insurance:

  AGC  Assured Guaranty Corporation.

  AGM  Assured Guaranty Municipal Corporation.

  BHAC  Berkshire Hathaway Assurance Corporation.

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments in securities, at value (cost $237,276,980)	$237,276,980
Cash	17,871
Receivable for:
Shares of beneficial interest sold	2,036,723
Interest	120,400
Prepaid expenses and other assets	16,982
Total Assets	239,468,956
Liabilities:
Payable for:
Shares of beneficial interest redeemed	1,314,287
Transfer agent fee	33,707
Investment advisory fee	21,303
Administration fee	9,922
Accrued expenses and other payables	117,205
Total Liabilities	1,496,424
Net Assets	$237,972,532
Composition of Net Assets:
Paid-in-capital	$238,033,934
Dividends in excess of net investment income	(61,259)
Accumulated net realized loss	(143)
Net Assets	$237,972,532
Net Asset Value Per Share 237,942,549 shares outstanding (unlimited shares authorized of $.01 par value)	$1.00

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Financial Statements continued

Statement of Operations

For the year ended December 31, 2010

Net Investment Income: Income
Interest	$763,775
Dividends from affiliate	162
Total Income	763,937
Expenses
Investment advisory fee	1,102,713
Shareholder servicing fee	244,895
Transfer agent fees and expenses	135,916
Administration fee	122,524
Professional fees	77,651
Shareholder reports and notices	44,880
Registration fees	26,755
Trustees' fees and expenses	16,091
Custodian fees	10,735
Other	25,888
Total Expenses	1,808,048
Less: amounts waived/reimbursed	(1,068,396)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 5)	(211)
Net Expenses	739,441
Net Investment Income	24,496
Net Realized Gain	717
Net Increase	$25,213

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED DECEMBER 31, 2010	FOR THE YEAR ENDED DECEMBER 31, 2009
Increase (Decrease) in Net Assets: Operations:
Net investment income	$24,496	$94,928
Net realized gain	717	8,203
Net Increase	25,213	103,131
Dividends to shareholders from net investment income	(24,479)	(95,806)
Net decrease from transactions in shares of beneficial interest	(51,172,110)	(162,339,896)
Net Decrease	(51,171,376)	(162,332,571)
Net Assets:
Beginning of period	289,143,908	451,476,479
End of Period (Including dividends in excess of net investment income of $61,259 and $61,645, respectively)	$237,972,532	$289,143,908

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Notes to Financial Statements  ■  December 31, 2010

1. Organization and Accounting Policies

Morgan Stanley Tax-Free Daily Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of daily income which is exempt from federal income tax, consistent with stability of principal and liquidity. The Fund was incorporated in Maryland on March 24, 1980, commenced operations on February 20, 1981 and reorganized as a Massachusetts business trust on April 30, 1987.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the Act. Investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and non-taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years filed in the four-year period ended December 31, 2010 remains subject to examination by taxing authorities.

D. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to shareholders as of the close of each business day.

E. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and

Morgan Stanley Tax-Free Daily Income Trust

Notes to Financial Statements  ■  December 31, 2010 continued

assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

F. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Tax-Free Daily Income Trust

Notes to Financial Statements  ■  December 31, 2010 continued

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2010 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKET FOR IDENTICAL INVESTMENTS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Short-Term Investments:
Short-Term Tax-Exempt Variable Rate Municipal Obligations	$216,208,995	—	$216,208,995	—
Tax-Exempt Commercial Paper	14,500,000	—	14,500,000	—
Short-Term Municipal Notes and Bonds	6,567,985	—	6,567,985	—
Total	$237,276,980	—	$237,276,980	—

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the Levels as of the end of the period. As of December 31, 2010, the Fund did not have any investments transfer between investment levels.

3. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Adviser"), the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.45% to the portion of the daily net assets not exceeding $500 million; 0.375% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; 0.20% to the portion of the daily net assets exceeding $3 billion but not exceeding $15 billion; and 0.199% to the portion of the daily net assets exceeding $15 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.05% to the Fund's daily net assets.

Morgan Stanley Tax-Free Daily Income Trust

Notes to Financial Statements  ■  December 31, 2010 continued

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

The Investment Adviser has agreed to cap the Fund's operating expenses by assuming the Fund's "other expenses" and/or waiving the Fund's advisory fees, and the Administrator has agreed to waive the Fund's administrative fees, to the extent that such operating expenses exceed 0.60% of the average daily net assets of the Fund on an annualized basis. Such voluntary waivers may be terminated at any time without notice. These fee waivers and/or expense reimbursements are expected to continue until such time that the Board of Trustees acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems such action is appropriate.

4. Shareholder Services Plan

Pursuant to a Shareholder Services Plan (the "Plan"), the Fund may pay Morgan Stanley Distributors Inc. (the "Distributor") as compensation for the provision of services to shareholders a service fee up to the rate of 0.15% on an annualized basis of the average daily net assets of the Fund.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended December 31, 2010, the distribution fee was accrued at the annual rate of 0.10%.

The Distributor, Investment Adviser and Administrator have agreed to waive/reimburse all or a portion of the Fund's shareholder servicing fee, investment advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Fund on a daily basis. For the year ended December 31, 2010, the Distributor waived $245,047, and the Investment Adviser waived $823,349. These fee waivers and/or expense reimbursements are expected to continue until such time that the Board of Trustees acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems such action is appropriate.

5. Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity

Morgan Stanley Tax-Free Daily Income Trust

Notes to Financial Statements  ■  December 31, 2010 continued

Funds – Government Portfolio – Institutional Class. For the year ended December 31, 2010, advisory fees paid were reduced by $211 relating to the Fund's investment in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as "dividends from affiliate" in the Statement of Operations and totaled $162 for the year ended December 31, 2010. During the year ended December 31, 2010, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class aggregated $7,100,000 and $7,100,000, respectively.

The cost of purchases and proceeds from sales/maturities of portfolio securities for the year ended December 31, 2010 aggregated $665,717,753 and $717,038,102, respectively. Included in the aforementioned transactions are purchases and sales of $58,370,000 and $79,305,000, respectively, with other Morgan Stanley funds.

Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended December 31, 2010, included in "trustees' fees and expenses" in the Statement of Operations amounted to $8,134. At December 31, 2010, the Fund had an accrued pension liability of $62,142, which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Tax-Free Daily Income Trust

Notes to Financial Statements  ■  December 31, 2010 continued

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	DECEMBER 31, 2010	DECEMBER 31, 2009
Shares sold	306,085,492	515,264,740
Shares issued in reinvestment of dividends	24,468	95,787
	306,109,960	515,360,527
Shares redeemed	(357,282,070)	(677,700,423)
Net decrease in shares outstanding	(51,172,110)	(162,339,896)

7. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	DECEMBER 31, 2010	DECEMBER 31, 2009
Tax-exempt income	$24,479	$94,701
Ordinary income	—	5,105
Long-term capital gains	—	—
Total distributions	$24,479	$99,806
As of December 31, 2010, the tax-basis components of accumulated losses were as follows:
Net accumulated earnings	$3,299
Temporary differences	(64,701)
Net unrealized appreciation	—
Total accumulated losses	$(61,402)

Morgan Stanley Tax-Free Daily Income Trust

Notes to Financial Statements  ■  December 31, 2010 continued

As of December 31, 2010, the Fund had temporary book/tax differences attributable to nondeductible expenses.

Permanent differences, due to ordinary income and capital gains retained by the Fund and nondeductible expenses, resulted in the following reclassifications among the Fund's components of net assets at December 31, 2010:

DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$369	$(860)	$491

8. Expense Offset

The Fund has entered into an arrangement with State Street Bank and Trust Company (the "Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

9. Accounting Pronouncement

On January 21, 2010, the FASB issued Accounting Standards Update ("ASU") 2010-06. The ASU amends ASC 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which the Fund has adopted and made the required disclosures in the Fair Valuation Measurements footnote. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements are required for fiscal years and interim periods beginning after December 15, 2010.

Morgan Stanley Tax-Free Daily Income Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED DECEMBER 31,
	2010		2009		2008		2007	2006
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Net income from investment operations	0.000	(1)	0.000	(1)	0.017		0.031	0.029
Less dividends and distribution from net investment income	(0.000	)(1)	(0.000	)(1)	(0.017	)(2)	(0.031)	(0.029)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return	0.01%		0.02%		1.67%		3.16%	2.90%
Ratios to Average Net Assets:
Total expenses(3)	0.30	%(4)	0.48	%(4)(5)	0.61	%(4)(5)	0.61%	0.61%
Net investment income(3)	0.01	%(4)	0.02	%(4)(5)	1.64	%(4)(5)	3.10%	2.85%
Rebate from Morgan Stanley affiliate	0.00	%(6)	0.00	%(6)	0.00	%(6)	—	—
Supplemental Data:
Net assets, end of period, in thousands	$237,973		$289,144		$451,476		$428,174	$397,788

(1)  Amount is less than $0.001.

(2)  Includes capital gain distribution of less than $0.001.

(3)  If the Fund had borne all expenses that were reimbursed or waived by the Distributor, Investment Adviser and Administrator, the annualized expense and net investment income (loss) ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME (LOSS) RATIO
December 31, 2010	0.74%	(0.43)%
December 31, 2009	0.77	(0.27)
December 31, 2008	0.72	1.53
December 31, 2007	0.73	2.98
December 31, 2006	0.72	2.74

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  Reflects fees paid in connection with the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. This fee had an effect of 0.04% and 0.05% for the year ended 2009 and 2008, respectively.

(6)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Tax-Free Daily Income Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Tax-Free Daily Income Trust (the "Fund"), including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Tax-Free Daily Income Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 25, 2011

Morgan Stanley Tax-Free Daily Income Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

Morgan Stanley Tax-Free Daily Income Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

Morgan Stanley Tax-Free Daily Income Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

Morgan Stanley Tax-Free Daily Income Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 869-6397
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:
Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

7. What If an Affiliated Company Becomes a Nonaffiliated Third Party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Morgan Stanley Tax-Free Daily Income Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Tax-Free Daily Income Trust

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy after serving 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); Served as Chief of Naval Personnel (July 1994-September 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Morgan Stanley Tax-Free Daily Income Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Tax-Free Daily Income Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

Morgan Stanley Tax-Free Daily Income Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser (as of December 31, 2010) and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Tax-Free Daily Income Trust

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Kevin Klingert (48) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Money Market and Liquidity Funds	Since September 2010	President and Principal Executive Officer (since September 2010) of the Money Market and Liquidity Funds; Head of Morgan Stanley Investment Management Liquidity business (since July 2010); Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser (since December 2007). Formerly, Global Head, Chief Operating Officer and Acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (April 2008-July 2010); Head of Global Liquidity Portfolio Management and co-head of Liquidity Credit Research of Morgan Stanley Investment Management (December 2007-July 2010) and Vice President of the funds in the Fund Complex (June 2008-July 2010). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991-January 2007).

Mary Ann Picciotto (37) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc. (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser.

Morgan Stanley Tax-Free Daily Income Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

  *  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

2010 Federal Tax Notice (unaudited)
For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2010. The Fund designated 100% of its income dividends as tax-exempt income dividends.
In January, the Fund provides tax information to shareholders for the preceding calendar year.

(This page has been left blank intentionally.)

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Kevin Klingert
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219886
Kansas City, Missouri 64121-9886

Custodian

State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2011 Morgan Stanley

DSTANN
IU11-00277P-Y12/10

INVESTMENT MANAGEMENT

Morgan Stanley
Tax-Free Daily Income Trust

Annual Report

December 31, 2010

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2010

	Registrant			Covered Entities(1)
Audit Fees		$27,900		N/A

Non-Audit Fees
Audit-Related Fees			$(2)	$6,501,000	(2)
Tax Fees		$4,940	(3)	$1,350,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$4,940		$7,922,000

Total		$32,840		$7,922,000

2009

	Registrant			Covered Entities(1)
Audit Fees		$27,900		N/A

Non-Audit Fees
Audit-Related Fees			$(2)	$6,909,000	(2)
Tax Fees		$4,940	(3)	$1,013,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$4,940		$7,922,000

Total		$32,840		$7,922,000

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)   Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)   All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.     Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)           This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.     Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.     Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.     Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.     Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.     All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.     Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.     Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.     Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)    Not applicable.

(g)   See table above.

(h)   The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)   The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Tax-Free Daily Income Trust

/s/ Kevin Klingert
Kevin Klingert
Principal Executive Officer
February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kevin Klingert
Kevin Klingert
Principal Executive Officer
February 17, 2011

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 17, 2011